Net Finance Costs - Summary of Net Finance Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2023
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	$ 1,325	$ 1,467	$ 997
Interest capitalised at 5.97% (2024: 6.82%; 2023: 5.71%)	(595)	(530)	(271)
Interest on lease liabilities	169	181	130
Discounting on provisions and other liabilities	975	1,064	1,293
Other gains and losses:
Fair value change on hedged loans	263	(214)	(803)
Fair value change on hedging derivatives	(290)	188	691
Exchange variations on net debt	(94)	27	9
Other	18	15	14
Total financial expenses	1,771	2,198	2,060
Financial income
Interest income	(603)	(709)	(529)
Other	(57)	0	0
Total financial income	(660)	(709)	(529)
Net finance costs	$ 1,111	$ 1,489	$ 1,531